POWER OF ATTORNEY

         The Registrant and each person whose signature appears below hereby authorizes any agent for service named in this Registration Statement to file one or more amendments (including without limitation, post-effective amendments) to this Registration Statement, which amendments may make such changes in this Registration Statement as such agent for service deems appropriate, and the Registrant and each such person hereby appoints any such agent for service as attorney-in-fact to execute in the name and on behalf of the Registrant and each such person, individually and in each capacity stated below, any such amendments to this Registration Statement.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the County of Suffolk, State of New York , on

                                        Bridge Bancorp, Inc.
                                        By /s/ Thomas J. Tobin
                                           ------------------------------
                                           Thomas J. Tobin
                                           President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.

          Name                                          Title


/s/ Thomas J. Tobin
-------------------------------            President and Chief Executive Officer
Thomas J. Tobin

/s/ Raymond Wesnofske
-------------------------------            Chairman of the Board
Raymond Wesnofske

/s/ Thomas E. Halsey
-------------------------------            Director
Thomas E. Halsey

/s/ Marcia Z. Hefter
-------------------------------            Director
Marcia Z. Hefter

/s/ R. Timothy Maran
-------------------------------            Director
R. Timothy Maran

/s/ Albert E. McCoy
-------------------------------            Director
Albert E. McCoy

/s/ Walter A. Preische, Jr.
-------------------------------            Director
Walter A. Preische, Jr.

/s/ Lawrence H. Strickland
-------------------------------            Vice Chairman
Lawrence H. Strickland